UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 3, 2026
BNB STANDARD CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-41266	27-3911608
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)
385 South Pierce Avenue, Suite C
Louisville, Colorado 80027
(Address of principal executive offices) (Zip Code)
(303) 993-5271
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	BNC	Nasdaq Capital Market
Warrants to purchase Common Stock	BNCWW	Nasdaq Capital Market
Warrants to purchase Common Stock	BNCWZ	Nasdaq Capital Market
Preferred Stock Purchase Rights	N/A	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 3, 2026, the Board of Directors (the “Board”) of BNB Standard Corporation (the “Company”), pursuant to the Restated Articles of Incorporation of the Company and the Amended and Restated Bylaws of the Company, approved an increase to the size of the Board from six to seven directors and appointed Anthony Scaramucci as a director to fill the resulting vacancy, effective immediately. Mr. Scaramucci will serve until the Company’s next annual meeting of stockholders and until his successor is duly elected and qualified. The Board has not named Mr. Scaramucci to any committee of the Board.
Mr. Scaramucci was appointed to the Board pursuant to Section 1(c) of the Cooperation Agreement, dated June 23, 2026, between the Company and YZiLabs Management Ltd. (“YZiLabs”), which provides for the appointment of a new independent director mutually agreeable to the Company and YZiLabs. Other than the Cooperation Agreement, there is no arrangement or understanding between Mr. Scaramucci and any other person pursuant to which he was selected as a director. Mr. Scaramucci has no interest in any transaction requiring disclosure under Item 404(a) of Regulation S-K.
The Board considered the independence of Mr. Scaramucci under The Nasdaq Stock Market LLC (“Nasdaq”) listing standards and concluded that Mr. Scaramucci is an independent director under the applicable Nasdaq standards. As compensation for service on the Board, Mr. Scaramucci will receive the Company’s standard compensation for non-employee directors.
Item 7.01 Regulation FD Disclosure.
On November 3, 2026, the Company issued a press release announcing the appointment of Mr. Scaramucci. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits
(d)Exhibits.

Exhibit No.	Description
99.1	Press Release, dated November 3, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: November 3, 2026

BNB STANDARD CORPORATION

By:	/s/ William B. Miller
Name:	William B. Miller
Title:	Chief Financial Officer